Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
 AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Quepasa Corporation (the “Company”) on Form 10-Q for the quarter ending March 31, 2010, as filed with the Securities and Exchange Commission on the date hereof, I, John Abbott, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.	The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John Abbott
John Abbott Chief Executive Officer (Principal Executive Officer)
Dated: May 17, 2010

In connection with the quarterly report of Quepasa Corporation (the “Company”) on Form 10-Q for the quarter ending March 31, 2010, as filed with the Securities and Exchange Commission on the date hereof, I, Michael Matte, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The quarterly report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and

2.	The information contained in the quarterly report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael Matte
Michael Matte Chief Financial Officer (Principal Financial Officer)
Dated: May 17, 2010